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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 26, 1998
														 ----------------

                     TRANS WORLD ENTERTAINMENT CORPORATION
					 -------------------------------------
			 (Exact name of registrant as specified in its charter)

		New York					0-14818						14-1541629
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(State or other jurisdiction	(Commission					(I.R.S. Employer
of incorporation)				File Number)				Identification No.)

38 Corporate Circle, Albany, New York							  12203
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(Address of principal executive offices)						(Zip Code)

      Registrant's telephone number, including area code:  (518) 452-1242
														   --------------
                                      None
									  ----
         (Former name or former address, if changed since last report.)

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Item 5.		Other Events.
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	On  October 26, 1998, the registrant, Trans World Entertainment Corporation, a New York  corporation  ("Trans  World  Entertainment"),  agreed  to acquire by merger Camelot Music Holdings, Inc., a  Delaware  corporation  ("Camelot"),  for
1.90  shares  of  common  stock  of  Trans World Entertainment for each share of common stock of Camelot.  Upon consummation  of the merger, Camelot would become a wholly-owned subsidiary of Trans World Entertainment.  The agreement and  plan of  merger  (the  "Merger Agreement") provides that the closing of the merger is conditioned upon, among other things, the  approval of the holders of a majority of the outstanding shares of common stock of each of Trans  World  Entertainment and  Camelot,  the effectiveness of a registration statement covering the shares of common stock of Trans World Entertainment to be issued in connection with the merger and the receipt of customary regulatory approvals.

	Concurrently  with  the   execution   of   the   Merger  Agreement,  certain
stockholders owning a majority of the outstanding  shares  of  common  stock  of
Camelot  each  entered  into  a voting agreement with Trans World Entertainment, pursuant to which such shareholders agreed to  vote their shares in favor of the
Merger Agreement, the merger and the  other  transactions  contemplated  by  the
Merger Agreement, and against any proposal with respect to a similar transaction
with  a  third  party.   Similarly,  the  chief executive officer of Trans World
Entertainment entered into a voting agreement with Camelot, pursuant to which he agreed to vote his shares (representing approximately 35.8% of the outstanding shares of Trans  World  Entertainment)  in  favor  of  the Merger Agreement, the merger and the other transactions contemplated  by  the  Merger  Agreement,  and against any proposal with respect to a similar transaction with a third party.

	For  additional  information  regarding the transactions contemplated by the
Merger Agreement, reference is made to  a press release announcing the merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated  herein  by reference.

Item 7.		Financial Statements and Exhibits.
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			(c)	Exhibits.   The  following  exhibits   are  filed  herewith  and
incorporated herein by reference:

					Exhibit No.						Description
					-----------						-----------

						99.1						Press Release dated October 26, 1998

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                                   SIGNATURES

	Pursuant to the requirements of the Securities Exchange  Act  of  1934,  the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned thereunto duly authorized.

										TRANS WORLD ENTERTAINMENT CORPORATION


November 2, 1998						By:     /s/ JOHN J. SULLIVAN
												--------------------
										Name:	John J. Sullivan
										Title:	Senior Vice President-Finance
												and Chief Financial Officer